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                                                                   EXHIBIT 10.23

                         SUPPLEMENTAL LETTER AGREEMENT
                              (FOURTH SUPPLEMENT)

         THIS SUPPLEMENTAL LETTER AGREEMENT ("Letter Agreement") is made and entered into by and between TEXAS CAPITAL BANK, NATIONAL ASSOCIATION ("Bank"), COLORTYME, INC., a Texas corporation ("ColorTyme"), and RENT-A-CENTER EAST, INC., a Delaware corporation formerly known as Rent-A-Center, Inc. (the "Guarantor").

                                    RECITALS

         A. Bank, ColorTyme and Guarantor entered into that certain Franchisee Financing Agreement (as modified, amended, and/or supplemented, the "Agreement") on or about April 30, 2002.

         B. Bank, ColorTyme and Guarantor entered into that certain Supplemental Letter Agreement (the "First Supplement") on or about June 25, 2002.

         C. Bank, ColorTyme and Guarantor entered into that certain Supplemental Letter Agreement (the "Second Supplement") on or about October 1, 2002.

         D. Bank, ColorTyme and Guarantor entered into that certain Supplemental Letter Agreement (the "Third Supplement") on or about October 17, 2002.

         E. Bank has agreed to renew, extend, modify and increase or decrease certain credit facilities (the "Credit Facilities") to JOHNSON-STANDLEY CORPORATION, a Connecticut corporation, JOHNSON STANDLEY CORPORATION OF NEW JERSEY, INC., a New Jersey corporation, STANDLEY-JOHNSON CORP., a Kentucky corporation, JSM, INC., a New York corporation and HSJ, LLC, a Rhode Island limited liability company (collectively, the "Franchisees") as evidenced by, among other things, that certain Credit and Security Agreement (herein so called) dated on or about June 25, 2002, executed by the Franchisees and Bank among others, as modified and amended by that certain Loan Modification Agreement (the "Modification") dated on even date herewith, subject to the execution of this Letter Agreement by both ColorTyme and Guarantor as a condition precedent to such renewal, extension and modification.

         F. Bank, ColorTyme and Guarantor desire to further modify, amend, restate and supplement the Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

         1. ColorTyme and Guarantor (or their respective counsel) have received a copy of the Modification and related documents prepared by the Bank or the Bank's counsel to evidence the renewal, extension and modification of the Credit Facilities.

         2. Bank, ColorTyme and Guarantor agree that the second sentence in
Section 1.1 of the Letter Agreement is hereby amended and restated to read as follows:

              The amount of the credit facility shall be up to, but not in excess of, Twelve Million and No/100 Dollars ($12,000,000.00).

         3. In the event of a conflict between the Agreement and this Letter Agreement, the terms of this Letter Agreement shall control.


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         4. This Letter Agreement embodies the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, conditions and understandings, and may be amended only by an instrument executed in writing by an authorized officer of the party against whom such amendment is sought to be enforced. This Letter Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon, the parties and their permitted successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of (but not necessarily on) the 26th day of May, 2003.


                            [SIGNATURE PAGE FOLLOWS]


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                                          BANK:

Address:                                  TEXAS CAPITAL BANK,
2100 McKinney Avenue, Suite 900           NATIONAL ASSOCIATION
Dallas, Texas 75201
Attn: Reed Allton                         By: /s/ W. REED ALLTON
                                              ----------------------------------
                                          Name: W. Reed Allton
                                                --------------------------------
                                          Title: EVP
                                                 -------------------------------


                                         COLORTYME:

5700 Tennyson Parkway, Suite 180         COLORTYME, INC.,
Plano, Texas 75024                       a Texas corporation
Attn: Pat Sumner
                                          By: /s/ SAM LOWE
                                              ----------------------------------
                                          Name: Sam Lowe
                                                --------------------------------
                                          Title: Vice-President-Operations
                                                 -------------------------------


                                         GUARANTOR:

5700 Tennyson Parkway, Suite 180         RENT-A-CENTER EAST, INC.,
Plano, Texas 75024                       a Delaware corporation
Attn:
                                          By: /s/ MARK E. SPEESE
                                              ----------------------------------
                                          Name: Mark E. Speese
                                                --------------------------------
                                          Title: CEO
                                                 -------------------------------


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